Exhibit 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On January 4, 2013, The Medicines Company (“MDCO” or the “Company”) completed its acquisition of Incline Therapeutics, Inc. (“Incline”) pursuant to the Agreement and Plan of Merger (“Merger Agreement”) dated December 11, 2012 by and among MDCO, Incline, Silver Surfer Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative and agent of the stockholders and optionholders of Incline (the “Representative”).

On February 8, 2013 (the “Effective Date”), the previously announced collaboration arrangement between MDCO and Bristol-Myers Squibb Company (“BMS”) became effective pursuant to the Master Transaction Agreement, dated as of December 11, 2012, between MDCO and BMS. During the scheduled collaboration term of up to two years from the Effective Date (the “Collaboration Term”), BMS and MDCO will engage in certain collaborative activities related to the commercialization of Recothrom® products (the “Products” or “Recothrom Business”) and MDCO will have the exclusive right to promote, market and sell the Products worldwide.

The following unaudited pro forma combined financial statements of MDCO for the six months ended June 30, 2013 and year ended December 31, 2012 (“pro forma financial statements”) have been derived from (1) the unaudited consolidated financial statements of MDCO for the six months ended June 30, 2013 contained in MDCO’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013, including the notes thereto, filed with the Securities and Exchange Commission (“SEC”) on August 9, 2013; (2) the audited consolidated financial statements of MDCO for the year ended December 31, 2012, including the notes thereto, contained in MDCO’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 1, 2013; (3) the unaudited consolidated financial information of Incline for the period from January 1, 2013 to January 4, 2013; (4) the audited consolidated financial statements of Incline for the year ended December 31, 2012, including the notes thereto, included as Exhibit 99.2 to this Current Report on Form 8-K; (5) the unaudited financial information of the Recothrom Business for the period from January 1, 2013 to February 8, 2013; and (6) the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012, including the notes thereto, included in Exhibit 99.3 to this Current Report on Form 8-K.

The unaudited pro forma combined statements of operations of MDCO for the six months ended June 30, 2013 and year ended December 31, 2012 give effect to the acquisition of Incline and the Recothrom Business and other related pro forma events as if they had occurred on January 1, 2013 and January 1, 2012, respectively.

The pro forma financial statements are based on the estimates and assumptions which are preliminary and have been made solely for purposes of developing such pro forma information. The pro forma financial statements do not include liabilities that may result from integration activities after completion of the acquisition of Incline and the Recothrom Business which are not presently estimable. The management of MDCO is in the process of making these estimates. Any such liabilities will be recorded as expense in subsequent periods. In addition, the pro forma financial statements do not include any potential operating efficiencies or cost savings from expected synergies. The timing and effect of actions associated with integration are as yet uncertain.

The pro forma financial statements should be relied on only for the limited purpose of presenting what the results of operations of the combined businesses of MDCO, Incline and the Recothrom Business might have looked like had the acquisition of Incline and the Recothrom Business and other pro forma events taken place at an earlier date. The pro forma financial statements are not necessarily an indication of the results that would have been achieved had the acquisition of Incline and the Recothrom Business been completed and other pro forma events occurred on the dates indicated or that may be achieved in the future.

The following pro forma financial statements should be read in conjunction with:

•                  the accompanying notes to the pro forma financial statements;

•                  the audited consolidated financial statements of MDCO for the year ended December 31, 2012 contained in MDCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 1, 2013, including the notes thereto;

•                  the unaudited condensed consolidated financial statements of MDCO for the six months ended June 30, 2013 contained in MDCO’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013 filed with the SEC on August 9, 2013, including the notes thereto;

•                  the audited financial statements of Incline for the year ended December 31, 2012 attached as Exhibit 99.1 to this Current Report on Form 8-K; and

•                  the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012, including the notes thereto, included in Exhibit 99.2 to this Current Report on Form 8-K.

Unaudited Pro Forma Combined Statement of Operations

Six months ended June 30, 2013

(in thousands, except per share data)

	Historical The Medicines Company (a)	Historical Incline Therapeutics, Inc. (b)	Historical Recothrom Business (c)	Pro Forma Adjustments	Pro Forma Combined

Net revenue	$328,579	$—	$6,353	$—	$334,932
Operating expenses:
Cost of revenue	120,653	—	3,534	1,333 (d)	125,520
Research and development	85,221	86	270	—	85,577
Amortization expense	—	—	903	—	903
Selling, general and administrative	116,426	14	1,737	—	118,177
Total operating expenses	322,300	100	6,444	1,333	330,177

Income from operations	6,279	(100)	(91)	(1,333)	4,755
Co-promotion income	7,818	—	—	—	7,818
Interest expense	(7,377)	—	—	—	(7,377)
Other income	803			—	803
Income before income taxes	7,523	(100)	(91)	(1,333)	5,999
Provision for income taxes	(1,095)	—	—	534 (e)	(561)

Net income	6,428	(100)	(91)	(799)	5,438
Net loss attributable to non-controlling interest	93	—	—	—	93
Net income attributable to The Medicines Company	$6,521	$(100)	$(91)	$(799)	$5,531

Basic earnings per common share attributable to The Medicines Company	$0.12				$0.10
Shares used in computing basic earnings per common share	54,804				54,804

Diluted earnings per common share attributable to The Medicines Company	$0.11				$0.09
Shares used in computing diluted earnings per common share	59,154				59,154

Unaudited Pro Forma Combined Statement of Operations

Year ended December 31, 2012

(in thousands, except per share data)

	Historical The Medicines Company (f)	Historical Incline Therapeutics, Inc. (g)	Historical Recothrom Business (h)	Pro Forma Adjustments		Pro Forma Combined

Net revenue	$558,588	$—	$67,296	$—		$625,884
Operating expenses:
Cost of revenue	177,339	—	29,420	16,400	(i)	223,159
Research and development	126,423	14,340	4,452	—		145,215
Amortization expense	—	—	15,727	—		15,727
Impairment charge	—	—	120,000	—		120,000
Selling, general and administrative	171,753	2,592	25,415	16,800	(j)	216,560
Total operating expenses	475,515	16,932	195,014	33,200		720,661

Income (loss) from operations	83,073	(16,932)	(127,718)	(33,200)		(94,777)
Co-promotion income	10,000	—	—	—		10,000
Interest expense	(8,005)	—	—	—		(8,005)
Other income (loss)	1,140	(69)		—		1,071
Income (loss) before income taxes	86,208	(17,001)	(127,718)	(33,200)		(91,711)
Provision (benefit) for income taxes	(35,038)	—	—	57,669	(k)	22,631

Net income (loss)	51,170	(17,001)	(127,718)	24,469		(69,080)
Net loss attributable to non-controlling interest	84	—	—	—		84
Net income (loss) attributable to The Medicines Company	$51,254	$(17,001)	$(127,718)	$24,469		$(68,996)

Basic earnings (loss) per common share attributable to The Medicines Company	$0.96					$(1.29)
Shares used in computing basic loss per common share	53,545					53,545

Diluted earnings (loss) per common share attributable to The Medicines Company	$0.93					$(1.29)
Shares used in computing diluted loss per common share	55,346					53,545

Notes to Unaudited Pro Forma Combined Financial Statements

(1) Description of Transactions

On January 4, 2013, The Medicines Company (“MDCO” or the “Company”) completed its acquisition of Incline Therapeutics, Inc., a Delaware corporation (“Incline”), pursuant to an Agreement and Plan of Merger, dated December 11, 2012 (the “Merger Agreement”), by and among the Company, Incline, Silver Surfer Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative and agent of the stockholders and optionholders of Incline (the “Representative”). The acquisition of Incline was accomplished through the merger of the Merger Sub with and into Incline (the “Merger”). In accordance with the terms of the Merger Agreement and the General Corporation Law of the State of Delaware, Incline survived the Merger as the surviving corporation and, as the surviving corporation, became a wholly owned subsidiary of the Company.

On February 8, 2013 (the “Effective Date”), the previously announced collaboration arrangement between MDCO and Bristol-Myers Squibb Company (“BMS”) became effective pursuant to the Master Transaction Agreement, dated as of December 11, 2012, between MDCO and BMS. During the scheduled collaboration term of up to two years from the Effective Date, BMS and MDCO will engage in certain collaborative activities related to the commercialization of Recothrom® products (the “Products” or “Recothrom Business”) and MDCO will have the exclusive right to promote, market and sell the Products worldwide.

(a) This column represents the historical results of operations for MDCO for the six months ended June 30, 2013 derived from the unaudited consolidated financial statements of MDCO for the six months ended June 30, 2013 contained in MDCO’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013, filed with the SEC on August 9, 2013.

(b) This column represents the historical results of operations for Incline for the period January 1, 2013 to January 4, 2013 derived from the internal accounting records of Incline provided by Incline to MDCO and is prepared on a basis substantially consistent with the audited financial statements of Incline for the year ended December 31, 2012 attached as Exhibit 99.1 to this Current Report on Form 8-K.

(c) This column represents MDCO’s best estimates of the historical results of operations for the Recothrom Business for the period January 1, 2013 to February 8, 2013 based on certain financial information provided by BMS to MDCO in connection with the closing of the collaboration arrangement between MDCO and BMS. MDCO believes this information to be prepared on a basis substantially consistent with the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012 included in Exhibit 99.2 to this Current Report on Form 8-K. The financial information in this column is unaudited and has not been reviewed by Deloitte and Touche LLP, BMS’s independent auditor who performed the audit on the statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012 included in Exhibit 99.2 to this Current Report on Form 8-K.

(d) To record amortization expense of product license for the Recothrom Business for the one month period.

(e) To record the tax effect of pro forma adjustments for Incline’s and Recothrom Business’s net loss at June 30, 2013.

(f) This column represents the historical results of operations for MDCO for the year ended December 31, 2012 derived from the audited consolidated financial statements of MDCO for the year ended December 31, 2012 contained in MDCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 1, 2013.

(g) This column represents the historical results of operations for Incline for the year ended December 31, 2012 derived from the audited financial statements of Incline for the year ended December 31, 2012 attached as Exhibit 99.1 to this Current Report on Form 8-K.

(h) This column represents the historical results of net revenues and direct expenses for the Recothrom Business for the year ended December 31, 2012 derived from the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012, including the notes thereto, included in Exhibit 99.2 to this Current Report on Form 8-K.

(i) To record amortization expense of product license for the Recothrom Business for the year ended December 31, 2012.

(j) To record accretion expense for the contingent purchase price related to Incline for the year ended December 31, 2012.

(k) To record the tax effect of pro forma adjustments for Incline’s and Recothrom Business’s net loss at December 31, 2012.